UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 5, 2020

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 N. Stetson Avenue, Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
312-222-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TPCO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Cautionary Statements Regarding Forward-looking Statements
This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based largely on current expectations of Tribune Publishing Company (the “Company”) and reflect various estimates and assumptions by the Company. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond the Company’s control, include, without limitation, changes in advertising demand, circulation levels and audience shares; competition and other economic conditions; adverse impacts of the COVID-19 pandemic on our business and operations; our ability to develop and grow our online businesses; changes in newsprint price and availability; our ability to maintain data security and comply with privacy-related laws; economic and market conditions that could impact the level of our required contributions to the defined benefit pension plans to which we contribute; decisions by trustees under rehabilitation plans (if applicable) or other contributing employers with respect to multiemployer plans to which we contribute which could impact the level of our contributions; our ability to maintain effective internal control over financial reporting; concentration of stock ownership among our principal stockholders whose interest may differ from those of other stockholders; and other events beyond our control that may result in unexpected adverse operating results. For more information about these and other risks see Item 1A (Risk Factors) of Tribune Publishing Company’s most recent Annual Report on Form 10-K and in the Company’s other reports filed with the Securities and Exchange Commission.
The words “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “may,” “will,” “plan,” “seek” and similar expressions generally identify forward-looking statements. However, such words are not the exclusive means for identifying forward-looking statements, and their absence does not mean that the statement is not forward looking. Whether or not any such forward-looking statements, in fact occur will depend on future events, some of which are beyond our control. Readers are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this current report on Form 8-K. Except as required by law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2020, the Company announced that Julie K. Xanders, its Executive Vice President, General Counsel and Secretary, will be leaving the Company in connection with the consolidation of the Company’s executive functions to Chicago, Illinois. The Company will be conducting a formal search for her replacement. Ms. Xanders has agreed to continue to serve in her present position until May 29, 2020 and, subject to certain conditions, Ms. Xanders will be eligible for severance benefits pursuant to her employment agreement, and continuance of equity award vesting through the salary continuation period as provided by her employment agreement.

Item 7.01. Regulation FD Disclosure.
The Board of Directors has suspended the Company's quarterly cash dividend program until further notice given the unprecedented economic disruption caused by COVID-19. This action along with many other operational actions taken at the Company will help preserve liquidity. The Board of Directors will continue to monitor liquidity needs and capital allocation in the future.
Item 8.01. Other Events.
Delay in filing of Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 due to the ongoing COVID-19 pandemic
Due to the ongoing COVID-19 pandemic, the Company is giving notice in this current report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2020 (the

"Quarterly Report"). The Company is relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the "Order").
The Company's operations and business have experienced significant disruptions due to the unprecedented conditions surrounding the ongoing COVID-19 pandemic along with the various measures that Federal, state, and local jurisdictions have taken in response to the crisis. In response to these measures, the Company has implemented widespread work-from-home arrangements for all of the Company’s employees who are not engaged in newspaper production and distribution. The Company is experiencing disruptions in its normal processes and with interactions between its accounting personnel, legal advisors and others required to assess the impacts of the COVID-19 pandemic on the Company and to complete its accounting procedures in order to finalize the Quarterly Report. In addition, the Company is applying the applicable sections of the CARES Act which, at a minimum, has had an impact on the complexity and timing of the Company’s first quarter tax provision. Accordingly, in reliance upon the Order, the Company expects to file its Quarterly Report on Form 10-Q no later than 45 days after the Quarterly Report due date of May 8, 2020.
Additional Risk Factors
In light of the ongoing COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 29, 2019, with the following risk factors:
The recent outbreak of the novel coronavirus has adversely affected our results of operations and could materially impact our business, financial condition, results of operations and cash flows in the future.
The recent outbreak of the novel coronavirus (COVID-19) and ensuing pandemic has created significant volatility, uncertainty and economic disruption as federal, state and local governments take increasingly broad actions to mitigate this public health crisis. We have experienced significant disruption to our business, both in our operations and from the adverse effect on overall economic conditions. We have seen a decrease in demand for advertising as our customers cope with the uncertainties related to the pandemic and its related business closures, particularly in the retail and consumer services sectors. The volume under our commercial production and distribution contracts has also decreased. Additionally, the Company has closed many of its facilities and implemented widespread work-from-home arrangements which have disrupted our normal processes. The ultimate scope and duration of these closures is not known.
Additionally, our liquidity could be negatively impacted if these conditions continue for a significant period of time and we may be required to pursue additional sources of financing to obtain working capital, maintain appropriate inventory levels and to meet our financial obligations. Capital and credit markets have been disrupted by the crisis and our ability to obtain any required financing is not guaranteed and largely dependent upon evolving market conditions and other factors. Depending on the continued impact of the crisis, further actions may be required to improve the Company's cash position and capital structure.
A sustained economic downturn may also result in the carrying value of our goodwill or other intangible assets exceeding their fair value, which may require us to recognize an impairment to those assets. A sustained downturn in the financial markets and related pension asset values may have the effect of increasing our pension funding obligations in order to ensure that our qualified pension plans continue to be adequately funded, which may divert cash flow from other uses.
The extent to which the COVID-19 outbreak ultimately impacts our business, sales, results of operations and financial condition will depend on future developments which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 outbreak has subsided, we may continue to experience significant impacts to our business as a result of its global economic impact, including any economic downturn or recession that has occurred or may occur in the future.
Our efforts to protect the health and safety of our employees may not be adequate, which could materially impact our business, financial condition and results of operations.
We rely on our employees’ ability to interact with the public. The COVID-19 pandemic, and the restrictions placed on social interaction, has impacted our ability to protect the health and safety of our employees. Though most of our employees are able to work remotely while sheltered in place, we have certain employees who must physically work together in our production facilities to produce our products, employees that interact with personnel in distribution locations to deliver such products and reporters who must interact with the public to gather information. We have to date and may in the future incur costs to ensure the safety of our employees, including medical testing, additional facility and equipment cleaning, process changes to ensure social distancing is maintained, and purchases of personal protective equipment, including masks, gloves, etc. Additionally, we could incur workers compensation or medical costs if our employees contract the virus. If we cannot adequately protect the health and safety of our employees our business, financial condition and results of operations could be adversely affected.
The COVID-19 pandemic has highlighted challenges to our ability to react quickly to significant changes in business conditions.
We have taken extensive steps to mitigate the economic impact COVID-19 has had on our results of operations. These steps include salary reductions, elimination of staff positions, employee furloughs, revisions to manufacturing and distribution processes, reducing third-party spending, freezing discretionary spending, eliminating incentive and discretionary bonuses and delaying non-essential repairs and maintenance. However, these measures may not be sufficient to prevent adverse impacts on our business and financial condition from COVID-19. The COVID-19 pandemic has highlighted existing impediments to operational flexibility that have slowed our financial response to the decrease in revenue. These include a number of significant longer-term leases, multiemployer pension plans and collective bargaining issues which limit our ability to respond quickly to the rapidly changing economic environment. Our mitigation steps may also exacerbate certain existing operational risks such as retaining senior management or key employees given the salary reductions, and potential disputes with third parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: May 08, 2020	By:	/s/ Michael N. Lavey
Michael N. Lavey
Interim Chief Financial Officer, Chief Accounting Officer and Controller